[GRAPHIC OMITTED]

Electric City Value Fund

Electric City Dividend Growth Fund

ANNUAL REPORT

August 31, 2002

TABLE OF CONTENTS

Letter to Shareholders - Electric City Value Fund

1

Performance Illustration – Electric City Value Fund

3

Letter to Shareholders - Electric City Dividend Growth Fund

4

Performance Illustration – Electric City Dividend Growth Fund

6

Schedule of Investments - Electric City Value Fund

7

Schedule of Investments - Electric City Dividend Growth Fund

10

Statement of Assets and Liabilities

12

Statement of Operations

13

Statement of Changes in Net Assets - Electric City Value Fund

14

Statement of Changes in Net Assets - Electric City Dividend Growth Fund

15

Financial Highlights - Electric City Value Fund

16

Financial Highlights - Electric City Dividend Growth Fund

17

Notes to Financial Statements

18

Independent Auditors' Report

22

Directors and Officers

23

Electric City Value Fund

To Our Shareholders:

Portfolio Summary and Performance History

On August 31, 2002 the Electric City Value Fund (“ECVFX”, “Electric City”, or the “Fund”) had 47 holdings in the Fund, in addition to cash and equivalents, 1 covered call option written and 2 uncovered put options written. The audited net asset value was $11.09 per share. The fiscal year total return was -12.68%.

A complete list of the Fund’s holdings is available for your review on the accompanying Schedule of Investments.

Since the Fund’s December 30, 1999 inception, through August 31, 2002, the Fund appreciated by 11.44% versus losses of –37.45% for the Standard & Poor’s 500 Index and –35.5% for the Russell 3000® Index.

The key to “building wealth”

Our Fund objective is to seek “to build shareholder wealth by maximizing the total return of the fund’s portfolio.” The key to building wealth is to invest capital in a manner that results in a “real return”, a return in excess of inflation. If we are successful in achieving a return above inflation, we will build purchasing power, which is what financial wealth is.

From January 1, 2000 through August 31, 2002 our Fund achieved a total return of 10.88% and, according to the most recent data available, the Consumer Price Index (CPI) increased by 7.37%. As a result, relative to the CPI, the Electric City Value Fund has increased wealth by 3.27% during this period.

Keeping up with old friends

Many of us make the mistake of not keeping up with old friends. Investors make the same mistake by not keeping up with companies and industries that they have had experience with, regardless of whether the experience was profitable or not.

The reason I mention this is because we recently added some old friends to the portfolio. We have re-established positions in BJ’s Wholesale Club, Merck, and MapInfo, all companies in which we had profitable investments in the past. We have also re-established a position in an industry where we have invested previously, retail-home improvement. The Fund now owns Home Depot, but in the past we had a profitable investment in their primary competitor, Lowe’s.

The retail-home improvement industry is an area that I started researching almost a decade ago, even though it was some years before I invested in the industry. As part of researching a company, both prior to and subsequent to investment, I will typically spend some time taking a look at their competitors. While the competitor may not be a candidate for investment at that time, they are at least on the radar screen.

A lot of time and effort is involved in researching a company and evaluating the investment potential, so why let it go to waste. Good investments are hard to find, so keeping up with old friends is part of a prudent investment policy.

A  Success and a Failure

A company we have had some success with is Hoover’s (HOOV), a leading provider of business information. The company offers proprietary online business information through the Internet, wireless devices, and co-branding agreements with more than 30 other online services. Its Web site, Hoover's Online, features a database of information on more than 12 million corporations and organizations.

We established our position in Hoover’s during the first quarter of 2001. We added to the position in July, 2002 so the cost basis currently is $3.43 per share. The price reflected in the Schedule of Investments is $6.23, however subsequent to the fiscal year end the price has decreased to $5.21 (as of October 24, 2002).

The company came public in 1999 and has some institutional ownership, including AOL Time Warner and Media General. Only one analyst currently covers the company, according to First Call. The balance sheet is excellent and improving as the company is now cash flow positive. The company had no debt and $2.22 per share in cash and short-term investments as of June, 2002.

The company has successfully transitioned its revenue model from advertising and individual subscriptions, to an enterprise wide (multi-seat) subscription revenue model. There are barriers to entry as Hoover’s gathers data from a variety or sources, but then adds proprietary information and data, enabling the offering of comprehensive and compelling value to their subscribers and distribution partners.

If the company continues to successfully execute its business strategy, now that the company is cash flow positive, the highly leveraged business model should produce meaningful increases in free cash flow.

On the negative side, we eliminated what remained of our position in Trimble Navigation, in July 2002. The company develops, markets and distributes products and systems enabled by Global Positioning System (GPS) technology. While the company is well respected and one of the leaders in its industry, the combination of weak revenue performance and debt levels that make me uncomfortable in this economic environment, compelled the decision to sell our position.

We had traded the stock previously, on a net basis at losses, but ultimately selling at higher prices than we received when closing out the last of the position in July. The mistake was in being a little slow in pulling the trigger, as the revenue situation was obviously deteriorating somewhat late last year.

However, if the balance sheet can be strengthened and there is some visibility of improved revenue and profit performance, we may re-establish an investment in the future. So, while not profitable the first time around, Trimble falls into the category of old friends to keep up with.

Thank you!

Please don’t hesitate to call us if you have any questions about your account or want to discuss the Fund. Shareholder Services can be reached by calling 800-453-6556. I can be reached at 518-370-0289.

As always, thank you for your trust and confidence. We hope that in the years to come we will be able to repay you by achieving our Fund objective of building shareholder wealth.

/s/James W. Denney

James W. Denney

President and Portfolio Manager

Electric City Value Fund

Electric City Dividend Growth

To Our Shareholders:

Portfolio Summary and Performance History

On August 31, 2002 the Electric City Dividend Growth Fund (“ECDG”, “Electric City”, or the “Fund”) had 23 holdings in the Fund, in addition to cash and equivalents, and the audited net asset value was $9.11 per share. The fiscal year total return, from the January 4, 2002 inception, was -8.90%.

A complete list of the Fund’s holdings is available for your review on the accompanying Schedule of Investments.

Since the Fund’s January 4, 2002 inception, through August 31, 2002, the Fund depreciated by –8.90% versus losses of –21.87% for the Standard & Poor’s 500 Index and –21.38% for the Russell 3000® Index.

The key to “building wealth”

Our Fund objective is to seek “to build shareholder wealth by investing in the securities of companies that are, or have the potential to, pay increasing dividends over time.” The key to building wealth is to invest capital in a manner that results in a “real return”, a return in excess of inflation. If we are successful in achieving a return above inflation, we will build purchasing power, which is what financial wealth is.

This dividend  is  just right!

The goal of corporate dividend policy should be to pay a dividend that is just right. Our efforts on your behalf are designed to identify those companies that continually succeed in properly managing their business, getting dividend policy just right and investing in them at the right price.

As shareholders, we want the company to retain enough earnings to take advantage of business opportunities, grow the business and withstand the inevitable rough patches, while increasing the dividend on a regular basis. On the other hand, payment of too low of a dividend introduces problems as well. Management with too much cash burning a whole in its pocket is often a recipe for bad business decisions, and if the cash sits idle, it lowers the return on shareholders equity.

There are some quick and simple ways to get a feel for whether the dividend is too hot, too cold or just right. First, take a look at the payout ratio, which can be calculated by dividing the dividend rate by the earnings.

For example, a dividend rate of $.25 for a company that earned $1.00 per share is a payout ratio of 25%. The company has retained $.75 per share, or 75%, to be allocated for other corporate purposes such as building a new factory or paying down debt. My rule of thumb on payout ratios is that I prefer a payout ratio of less than 60%. If the payout ratio seems too high, avoid the mistake of only looking at one year. Go back five or ten years and see what the historical payout ratio is. Even a well managed company can have a soft earnings year now and then.

Another item to take a look at is the level of debt on the balance sheet. Many mature companies that have slow or no growth in earnings and a history of paying generous dividends continue the dividend rate by taking on new debt. The question to ask here is whether the increase in debt is a prudent method to finance the business or whether it is being used to continue a dividend payment rate that is ultimately unsustainable.

Finally, take a look at the dividend ratios of companies in the same industry. If your company has a significantly higher yield it may be an indicator that there are other problems. A significantly higher payout ratio might indicate a future inability to maintain its competitiveness in the industry.

When it comes to dividends, and porridge, we don’t want it served to hot or too cold, we want it just right.

The power of dividend growth – Raymond James Financial

One of our holdings is Raymond James Financial, a financial services holding company headquartered in Florida. Through its subsidiaries, the company is engaged in the asset management, retail and institutional brokerage, including the underwriting, distribution, trading and brokerage of equity and debt securities and the sale of other investment products.

The company came public in 1986 and has consistently increased both earnings and dividends over the years. Since 1992 the dividend rate has been increased annually by a total of 407%, from $0.071per share in 1992 to an indicated rate of $0.36 today. The share price performance has also been rewarding as the stock price has increased 183%, from $9.95 per share at the end of 1992 to $28.20 on August 30, 2002.

Due to the negative effects of the recent weakness in the equity markets, the company has not raised the dividend rate this year. The last year the dividend was not increased was 1988, the year following the 1987 stock market crash. The dividend rate then was just $.021 annually, compared to $.36 now.

While the dividend yield is modest at just over 1%, the company has a strong dividend history and typically has not paid out more than 20% of earnings. The company has excellent future growth prospects, a solid balance sheet, and a relatively low payout ratio.

Thank you!

Please don’t hesitate to call us if you have any questions about your account or want to discuss the Fund. Shareholder Services can be reached by calling 800-453-6556. I can be reached at 518-370-0289.

As always, thank you for your trust and confidence. We hope that in the years to come we will be able to repay you by achieving our Fund objective of building shareholder wealth.

/s/James W. Denney

James W. Denney

President and Portfolio Manager

Electric City Dividend Growth Fund

ELECTRIC CITY VALUE FUND

Performance Illustration

Performance Illustrations

Comparison of change in value of a $10,000 investment in

Electric City Value Fund

and Standard & Poor’s 500 Index and Russell 3000 Index

	Total Return One Year	Total Return Since Inception*	Average Annual Return Since Inception*	Value of a $10,000 Investment
Electric City Value Fund	-12.68%	11.44%	4.14%	$11,144
S&P 500	-19.19%	-37.45%	-16.11%	$6,255
Russell 3000	-18.49%	-35.50%	-15.14%	$6,450

[GRAPH OMITTED]

*Period beginning December 30, 1999 (Electric City Value Fund’s commencement of operations)

Unlike our fund, the Standard & Poor’s 500 and Russell 3000® indices do not reflect fees and expenses and are unmanaged indicators of financial performance and, as such, they are not sold as investments. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

ELECTRIC CITY DIVIDEND GROWTH FUND

Performance Illustration

Performance Illustrations

Comparison of change in value of a $10,000 investment in

Electric City Dividend Growth Fund

and Standard & Poor’s 500 Index and Russell 3000 Index

	Total Return Since Inception*	Average Annual Return Since Inception*	Value of a $10,000 Investment
Electric City Dividend Growth Fund	-8.90%	-8.90%	$9,110
S&P 500	-21.87%	-21.87%	$7,813
Russell 3000	-21.38%	-21.38%	$7,862

[GRAPH OMITTED]

*Period beginning January 4, 2002 (Electric City Dividend Growth Fund’s commencement of operations)

Unlike our fund, the Standard & Poor’s 500 and Russell 3000® indices do not reflect fees and expenses and are unmanaged indicators of financial performance and, as such, they are not sold as investments. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

Electric City Value Fund

			Schedule of Investments
			August 31, 2002
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Advertising
1,800	Valassis Communications, Inc. *	$ 67,752	3.70%

Airlines
1,000	Delta Air Lines, Inc.	17,570	0.96%

Apparel / Accessories
2,400	Liz Claiborne, Inc.	67,728	3.69%

Audio & Video Equipment
8,600	Rockford Corporation *	77,142	4.21%

Auto & Truck Manufacturers
1,500	Ford Motor Co.	17,655	0.96%

Biotechnology Drugs
28,600	CytRx Corporation *	15,444	0.84%

Broadcasting & Cable TV
3,300	XM Satellite Radio Holdings Inc.'A' *	17,919	0.98%

Business Services
1,000	Midas, Inc.	7,070	0.39%

Communications Services
1,200	SBC Communications	29,688
1,000	Verizon Communications	31,000
		60,688	3.31%

Computer Services
5,000	Cybersource Corp.*	9,000
12,900	Hoover's, Inc. *	80,367
3,000	VIA NET.WORKS, Inc.*	2,100
		91,467	4.99%

Conglomerates
800	Honeywell Int'l, Inc.	23,960
3,500	Tyco Int'l, Inc.	54,915
		78,875	4.30%

Construction Services
3,300	Matrix Service Company *	26,631	1.45%

Crops
12,900	Landec Corporation	27,993	1.53%

Electric Utilities
586	National Grid Group PLC	20,627	1.13%

Electronic Instruments & Controls
3,410	Woodhead Industries, Inc.	52,991	2.89%

Fish / Livestock
3,000	Tejon Ranch Corp.*	73,320	4.00%

Food Processing
9,000	Galaxy Nutritional Food, Inc. *	29,700	1.62%

Investment Services
1,200	Value Line, Inc.	51,108	2.79%

Hotels/Motels
6,400	Arlington Hospitality, Inc. *	26,560	1.45%

Major Drugs
2,000	Bristol-Myers Squibb Co.	49,900	2.72%

Miscellaneous Capital Goods
7,700	Cycle Country Accessories Corp. *	18,095	0.99%

Oil & Gas Integrated
1,000	Exxon Mobil Corp.	35,450	1.93%

Personal and Household Products
17,000	Decorator Industries, Inc.	108,630	5.93%

Personal Services
4,700	Steiner Leisure Ltd*	60,348	3.29%

Pharmaceuticals
1,700	Merck & Co. Inc.	85,884	4.68%

Property and Casualty Insurance
900	Allstate Corp.	33,498
30	Berkshire Hathaway, Inc. Class B *	73,200
		106,698	5.82%

Real Estate
1,000	Consolidated Tomoka Land Co.	18,120	0.99%

Recreational Services
2,000	Disney (Walt) Co.	31,360
1,000	Royal Caribbean Cruises, Ltd.	17,700
		49,060	2.68%

Regional Banks
2,000	Banknorth Group, Inc.	52,160
1,000	Community Bank System, Inc.	30,750
		82,910	4.52%

Retail (Specialty)
1,000	BJ's Wholesale Club, Inc. *	24,550
1,500	Home Depot, Inc.	49,395
5,000	OfficeMax, Inc. *	21,250
1,800	Toys R Us, Inc.*	23,994
		119,189	6.50%

Savings & Loans / Savings Banks
1,500	Berkshire Hills Bancorp, Inc.	38,475
2,100	Flagstar Bancorp, Inc.	48,195
1,800	Washington Mutual, Inc.	68,058
		154,728	8.44%

Software & Programming
80,000	IFS International Holdings, Inc.* (a)	4,000
17,000	Insightful Corporation *	24,650
4,000	MapInfo Corporation *	24,960
		53,610	2.92%

Water Transportation
1,800	Alexander & Baldwin, Inc.	41,202	2.25%

Total for Common Stock (Cost $1,808,035)		1,812,064	98.85%

CASH AND EQUIVALENTS
12,878	First American U.S.Treasury Money Market Fund 1.15% (Cost $12,878)	12,878	0.70%

	Total Investments (Cost $1,820,913)	1,824,942	99.55%

	Other Assets Less Liabilities	8,219	0.45%

	Net Assets	$ 1,833,161	100.00%

CALL/PUT OPTIONS WRITTEN
		Shares Subject
Common Stocks/Expiration Date/Exercise Price		to call	Fair Value

Home Depot, Inc./Puts/September 2002/$27.50		1,000	$ 150
Home Depot, Inc./Calls/September 2002/$32.50		1,000	1,550
General Electric Company/Puts/September 2002/$25.00		2,000	300
Total (Premiums Received $5,986)(Note 8)			$ 2,000

(a) An Officer of the Adviser is also a board member of IFS International Holdings, Inc.

Electric City Dividend Growth Fund

			Schedule of Investments
			August 31, 2002
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Auto & Truck Parts
500	Genuine Parts Co.	$ 16,625	4.26%

Capital Goods
700	Gorman-Rupp Corp.	16,030	4.11%

Communications Services
700	SBC Communications, Inc.	17,318
300	Verizon Communications	9,300
		26,618	6.82%
Footware
1,100	Wolverine World Wide	17,237	4.42%

Insurance Accidental & Health
800	UnumProvident Corp.	18,528	4.75%

Investment Services
700	Raymond James Financial, Inc.	19,740
600	T. Rowe Price Group, Inc.	16,974
		36,714	9.41%
Major Drugs
700	Bristol-Meyers Squibb Co.	17,465
700	Schering-Plough, Corp.	16,156
		33,621	8.62%
Miscellaneous Fabricated Products
800	Barnes Group, Inc.	16,000	4.10%

Natural Gas Utilities
350	Piedmont Natural Gas	12,596	3.23%

Oil & Gas Operations
275	Exxon Mobil Corporation	9,749	2.50%

Pharmaceuticals
300	Merck & Co. Inc.	15,156	3.87%

Property and Casualty Insurance
500	Allstate Corp.	18,610	4.77%

Recreational Services
600	Carnival Corp., Cl. A	14,682	3.76%

Regional Banks
800	Banknorth Group, Inc.	20,864
600	Community Bank System, Inc.	18,450
700	KeyCorp	18,781
		58,095	14.89%

Retail (Specialty)
600	Home Depot, Inc.	19,758
700	Limited Brands, Inc. (formerly Limited, Inc.)	10,703
		30,461	7.81%

Savings & Loans / Savings Banks
400	Charter One Financial, Inc.	13,480
500	Washington Mutual, Inc.	18,905
		32,385	8.30%

Total for Common Stock (Cost $402,266)		373,107	95.62%

CASH AND EQUIVALENTS
16,892	First American U.S. Treasury Money Market Fund 1.15% (Cost $16,892)	16,892	4.33%

	Total Investments	389,999	99.95%
	(Identified Cost $ 420,971)

	Other Assets Less Liabilities	189	0.05%

	Net Assets	$ 390,188	100.00%

Electric City Funds

Statement of Operations
For the year ending August 31, 2002		Dividend
	Value Fund	Growth Fund*
Investment Income:
Dividends	$21,196	$3,502
Interest	2,334	180
Total Investment Income	23,530	3,682
Expenses: (Note 2)
Management Fees	18,029	1,384
Administrative Fees	13,285	1,019
Total Expenses	31,314	2,403

Net Investment Gain (Loss)	(7,784)	1,279

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(64,772)	-
Realized Gain (Loss) on Options Transactions	14,783	-
Unrealized Appreciation (Depreciation) on Investments	(197,728)	(29,159)
Net Realized and Unrealized Gain (Loss) on Investments and Options	(247,717)	(29,159)

Net Increase (Decrease) in Net Assets from Operations	$(255,501)	$(27,880)

* For the period beginning 1/4/02, date of inception through 8/31/02

Electric City Value Fund

Statement of Changes in Net Assets
	9/1/2001	9/1/2000
	to	to
	8/31/2002	8/31/2001
From Operations:
Net Investment Income (Loss)	$ -	$874
Net Realized Gain (Loss) on Investments	14,783	(17,749)
Net Realized Gain (Loss) on Option Transactions	(197,728)	8,949
Net Unrealized Appreciation (Depreciation)	(247,717)	107,166
Increase (Decrease) in Net Assets from Operations	(430,662)	99,240
From Distributions to Shareholders:
Net Investment Income	0	(3,910)
Net Realized Gain from Security Transactions	0	(1,212)
Change in Net Assets from Distributions	0	(5,122)
From Capital Share Transactions:
Proceeds From Sale of Shares	367,331	857,545
Shares Issued on Reinvestment of Dividends	0	5,035
Cost of Shares Redeemed	(198,045)	(68,959)
Net Increase from Shareholder Activity	169,286	793,621

Net Increase (Decrease) in Net Assets	(261,376)	887,739

Net Assets at Beginning of Period	1,919,376	1,031,637
Net Assets at End of Period (including accumulated undistributed net
investment income (loss) of $(109) and $874, respectively)	$1,658,000	$1,919,376

Share Transactions:
Issued	30,145	70,111
Reinvested	-	455
Redeemed	(15,962)	(6,009)
Net increase (decrease) in shares	14,183	64,557
Shares outstanding beginning of period	151,172	86,615
Shares outstanding end of period	165,355	151,172

Electric City Dividend Growth Fund

Statement of Changes in Net Assets
1/4/2002*
to
8/31/2002
From Operations:
Net Investment Income	$1,279
Net Realized Gain (Loss) on Investments	0
Net Unrealized Appreciation (Depreciation)	(29,159)
Increase (Decrease) in Net Assets from Operations	(27,880)
From Distributions to Shareholders:
Net Investment Income	0
Net Realized Gain from Security Transactions	0
Change in Net Assets from Distributions	0
From Capital Share Transactions:
Proceeds From Sale of Shares	418,068
Shares Issued on Reinvestment of Dividends	0
Cost of Shares Redeemed	0
Net Increase from Shareholder Activity	418,068

Net Increase in Net Assets	390,188

Net Assets at Beginning of Period	0
Net Assets at End of Period (including accumulated undistributed net
investment income of $1,279)	$390,188

Share Transactions:
Issued	42,817
Reinvested	-
Redeemed	-
Net increase (decrease) in shares	42,817
Shares outstanding beginning of period	-
Shares outstanding end of period	42,817

* Commencement of Operations

Electric City Value Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	9/1/2001	9/1/2000	12/30/99*
	to	to	to
	8/31/2002	8/31/2001	8/31/2000
Net Asset Value -
Beginning of Period	$12.70	$11.91	$10.00
Net Investment Income (Loss)	(0.05)	0.01	0.07
Net Gains or Losses on Securities
(realized and unrealized)	(1.56)	0.83	1.84
Total from Investment Operations	(1.61)	0.84	1.91
Distributions
(from net investment income)	0.00	(0.04)	0.00
(from capital gains)	0.00	(0.01)	0.00
Total from Distributions	0.00	(0.05)	0.00
Net Asset Value -
End of Period	$11.09	$12.70	$11.91

Total Return	-12.68%	7.18%	19.10%	(a)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	1,833	1,919	1,032

Ratio of Expenses to Average Net Assets	1.65%	1.65%	1.65%	(b)
Ratio of Net Income to Average Net Assets	-0.41%	0.06%	1.02%	(b)
Portfolio Turnover Rate	50.34%	69.81%	64.07%	(b)

(a) For a period of less than one year , total return is not annualized
(b) Annualized
* Commencement of Operations

Electric City Dividend Growth Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	1/4/2002*
	to
	8/31/2002
Net Asset Value -
Beginning of Period	$10.00
Net Investment Income	0.04
Net Gains or Losses on Securities
(realized and unrealized)	(0.93)
Total from Investment Operations	(0.89)
Distributions
(from net investment income)	0.00
(from capital gains)	0.00
Total from Distributions	0.00
Net Asset Value -
End of Period	$9.11

Total Return	(8.90)%	(a)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	390

Ratio of Expenses to Average Net Assets	1.65%	(b)
Ratio of Net Income to Average Net Assets	0.88%	(b)
Portfolio Turnover Rate	0.00%	(b)

(a) For a period of less than one year , total return is not annualized
(b) Annualized
* Commencement of Operations

#

ELECTRIC CITY FUNDS

        NOTES TO FINANCIAL STATEMENTS

       AUGUST 31, 2002

1.) ORGANIZATION:

Electric City Funds, Inc. (the “Company”) is a diversified, open-end management investment company. The Company was organized in Maryland as a Corporation and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there are two series authorized by the Company, the Electric City Value Fund (the “Value Fund”) and the Electric City Dividend Growth Fund (the “Dividend Growth Fund”).

The Value Fund commenced investment operations on December 30, 1999.  The Fund's primary investment objective is to build shareholder wealth by maximizing the total return of the Fund’s portfolio.  Total return is derived by combining the total changes in the principal value of all the Fund’s investments with the total dividends and interest paid to the Fund.

The Dividend Growth Fund commenced investment operations on January 4, 2002.  The Fund’s primary investment objective is to build shareholder wealth by investing in the securities of companies that are, or have the potential to, pay increasing dividends over time.

2.) SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION:

The Funds intend to invest in a wide variety of equity and debt securities.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Short-term investments are valued at amortized cost, which approximates market.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

SECURITY TRANSACTION TIMING:

Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded as earned.  The Funds use the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OPTION WRITING:

When either of the Funds write an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

OTHER:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital for the Value Fund.

3.)

INVESTMENT ADVISORY AGREEMENT

Each Fund has have entered into an investment advisory and administration agreement with Mohawk Asset Management, Inc. (the “Adviser”).  Each Fund is authorized to pay the Adviser a fee equal to an annual average rate of 0.95% for investment advisory services and a fee equal to an annual average rate of 0.70% for administrative fees.  Mohawk Asset Management, Inc. has agreed to be responsible for payment of all operating expenses of the fund except for taxes, interest, litigation expenses and any other extraordinary expenses.

As a result of the above calculation, for the year ended August 31, 2002, the Adviser earned management fees totaling $18,029 and administrative fees totaling $13,285 for services provided to the Electric City Value Fund. As of August 31, 2002, the Fund owed $2,523 to Mohawk Asset Management, Inc. For the period ended August 31, 2002, the Adviser earned management fees totaling $1,384 and administrative fees totaling $1,019 for services provided to the Electric City Dividend Growth Fund. As of August 31, 2002, the Fund owed $540 to Mohawk Asset Management, Inc.

4.)

RELATED PARTY TRANSACTIONS

Control persons of Mohawk Asset Management, Inc. also serve as directors of the Company.  These individuals receive benefits from the Adviser resulting from the advisory and administration fees paid to the Adviser of the Fund.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of August 31, 2002, National Investors Services Corp. held for the benefit of others, in aggregate, approximately 77% and 85% of the Value Fund and the Dividend Growth Fund, respectively.

5.) DISTRIBUTION PLAN

The Funds have adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. During the respective periods ending August 31, 2002 the plan had not been implemented.

6.)

CAPITAL STOCK AND DISTRIBUTION

At August 31, 2002, the Company was authorized to issue 100,000,000 shares of capital stock ($.0001 par value). The Company has classified and registered for sale up to 25,000,000 shares of the Funds. Paid in capital at August 31, 2002 was $1,893,122 and $418,068 for the Value Fund and the Dividend Growth Fund, respectively.

7.)

INVESTMENTS

Value Fund:     For the year ended August 31, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,207,032 and $879,088, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.  For federal income tax purposes, the cost of investments owned at August 31, 2002 was $1,821,190. The difference between book cost and tax cost consists of wash sales in the amount of $277. As of August 31, 2002, the gross unrealized appreciation for all securities totaled $301,631 and the gross unrealized depreciation for all securities totaled $293,616 for a net unrealized appreciation of $8,015.

Dividend Growth Fund: For the period ended August 31, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $419,158 and $0, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.  For federal income tax purposes, the cost of investments owned at August 31, 2002 was $420,971.  As of August 31, 2002, the gross unrealized appreciation for all securities totaled $7,396 and the gross unrealized depreciation for all securities totaled $36,555 for a net unrealized depreciation of $29,159.

8.) OPTIONS WRITTEN

As of August 31, 2002, Value Fund portfolio securities valued at $32,930 were held in escrow by the custodian as cover for options written by the Fund.

Transactions in options written during the year ended August 31, 2002.

	Number Of Contracts	Premiums Received
Options outstanding at August 31, 2001	21	$2,008
Options written	219	23,489
Options terminated in closing
purchase transactions	(10)	(1,458)
Options expired	(180)	(17,299)
Options exercised	(10)	(754)
Options outstanding at
August 31, 2002	40	$5,986

For the period ended August 31, 2002 there were no options written by the Dividend Growth Fund.

9.) LOSS CARRYFOWARDS

At August 31, 2002, the Value Fund had available for federal tax purposes an unused capital loss carryover of $59,837, of which $3,275 expires in 2009 and $56,562 expires in 2010.  Capital loss carryovers are available to offset subsequent years realized capital gains.  To the extent that these carryovers are used to offset future capital gains, it is probable that the amount offset will not be distributed to the shareholders.

10.) DISTRIBUTION TO SHAREHOLDERS

Value Fund: There were no distributions during the fiscal year ended August 31, 2002.

The tax character of distributions paid during fiscal years 2001 and 2002 was as follows.

Distributions paid from:	2002	2001
Undistributed Ordinary Income:	$ 0	$ (22,874)
Undistributed Long-Term Capital Gain	0	(4,386)
Unrealized Appreciation (Depreciation)	0	(24,947)
	$ 0	$ (52,207)

Dividend Growth Fund: There were no distributions during the fiscal year ended August 31, 2002.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

	Value Fund	Dividend Growth Fund
Undistributed Ordinary Income (Accumulated Loss)	$ (22,874)	$ 1,279
Undistributed Long-Term Capital Gain	(4,386)	0
Unrealized Appreciation/(Depreciation)	(24,947)	(29,159)
	$ (52,207)	$ (27,880)

Directors and Officers

The business and affairs of the Funds are managed under the direction of the Fund's Board of Directors. Information pertaining to the directors and officers of the Funds are set forth below. The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling toll free 1-800-453-6556.

Name,Address,Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Disinterested Directors:
Joseph D. Condon Age: 56	Director	Since 1999	Principal, Radio Albany, Inc., since 2000; Public Affairs Director, Albany Broadcasting, since 1969.	2	None
Kimberleigh Elwell Age: 35	Director	Since 2000	Vice President, Manufacturers and Traders Trust Co., since 1999; Commercial Loan Officer, Albank FSB, 1989-1999.	2	None
Albert P. Jurczynski Age: 46	Director	Since 1999	Mayor, City of Schenectady, NY, since 1996.	2	None
Interested Directors[3]:
James W. Denney Age: 37	President, Director	Since 1999	Principal, Mohawk Asset Management, since 1994	2	IFS International Holdings, Inc.
Bill R. Werner Age: 39	Secretary, Director	Since 1999	Partner, Dillinger Stairbuilding Company, since 1985; Vice President and Secretary, Mohawk Asset Management, since 1999.	2	None

1. Each director may be contacted by writing to the director, c/o Electric City Funds, 112 Erie Boulevard, Schenectady, NY 12305.

2. Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,"public companies") or other investment companies registered under the 1940 Act.

3. Mr. Denney and Mr. Werner are each officers of Mohawk Asset Management, Inc. Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

(This page intentionally left blank)

Board of Directors

James W. Denney

Bill R. Werner

Kimberleigh Elwell

Albert P. Jurczynski

Joseph D. Condon

Investment Adviser

Mohawk Asset Management, Inc.

112 Erie Boulevard

Schenectady, NY 12305

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

Custodian

U.S. Bank

452 Walnut Street

Cincinnati, Ohio 45202

Counsel

Law Offices of Stephanie A. Djinis

1749 Old Meadow Road

McLean, Virginia 22102

Independent Auditors

McCurdy & Associates CPA’s, Inc.

27955 Clemens Road

Westlake, Ohio 44145

[GRAPHIC OMITTED]

112 Erie Boulevard

Schenectady, New York 12305

Phone (518) 370-0289

Toll Free (800) 453-6556

www.electriccityfunds.com

This report is provided for the general information of the shareholders of the Electric City Funds. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.